Exhibit 99.2
Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Unifi, Inc.
Third Quarter Ended
March 29, 2009
Conference Call

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Cautionary Statement
Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.’s (the “Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Income Statement Highlights
(Amounts in thousands)

	For the Quarters Ended
	March 2009	March 2008

Net sales from continuing operations	$119,094	$169,836
Income (loss) from continuing operations before income taxes	(33,052)	1,461
Income (loss) from continuing operations	(32,951)	67
Selling, general and administrative expense	9,507	10,080
Interest expense	5,879	6,308
Depreciation and amortization expense	6,984	9,589
Net income (loss)	(32,996)	12

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Income Statement Highlights
(Amounts in thousands)

	For the Nine-Months Ended
	March 2009	March 2008

Net sales from continuing operations	$413,830	$523,741
Loss from continuing operations before income taxes	(40,409)	(28,238)
Loss from continuing operations	(42,807)	(16,944)
Selling, general and administrative expense	29,356	36,542
Interest expense	17,592	19,598
Depreciation and amortization expense	24,375	30,182
Net loss	(42,740)	(16,922)

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Volume and Pricing Highlights
(Amounts in thousands, except percentages)

	For the Quarter Ended		For the Quarter Ended
	March 2009 as Compared		March 2009 as Compared
	to March 2008		to December 2008
	Volume	Price	Volume	Price

Polyester	-27.8%	-4.5%	-2.3%	-6.7%
Nylon	-21.9%	-1.0%	3.2%	2.7%

Consolidated	-27.1%	-2.8%	-1.7%	-3.6%

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Balance Sheet Highlights
(Amounts in thousands, except percentages and days in receivables/payables)

	March	December	September	June
	2009	2008	2008	2008

Cash	$23,544	$12,619	$20,396	$20,248

Restricted Cash-Domestic	8,809	11,106	14,543	18,246
Restricted Cash-Foreign Deposits	7,170	8,681	12,754	17,116

Short-Term Debt	6,119	6,313	7,651	9,657
Long-Term Debt	192,049	193,747	196,481	201,801

Total Debt	$198,168	$200,060	$204,132	$211,458

Equity	238,102	270,395	292,979	305,669

Net Working Capital (1)	$127,854	$149,848	$153,642	$156,469
Days in receivables	54.8	49.8	51.4	49.7
Days in payables	19.1	20.7	23.7	21.4

(1)	Includes only Accounts Receivable, Inventories, Accounts Payable, and Accrued Expenses; excludes discontinued operations

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Equity Affiliates Highlights
(Amounts in thousands, except percentages)

	Quarter Ended March 2009		Year-To-Date March 2009
	Earnings (Loss)	Distributions	Earnings (Loss)	Distributions

Parkdale America (34%)	$1,343	$819	$5,402	$2,884
UNF (50%)	(518)	—	(933)	—

Total earnings	$825	$819	$4,469	$2,884

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Adjusted EBITDA Reconciliation
to Pre-Tax Income
(Amounts in thousands)

	Quarters Ended			Year-to-Date
	September 28, 2008	December 28, 2008	March 29, 2009	March 29, 2009

Pre-tax income (loss) from continuing operations	$1,313	$(8,670)	$(33,052)	$(40,409)
Interest expense, net	5,052	5,068	5,223	15,343
Depreciation and amortization expense	9,758	7,633	6,984	24,375
Equity in earnings of unconsolidated equity affiliates	(3,482)	(162)	(825)	(4,469)
Non-cash compensation, net of distributions	201	353	339	893
(Gain) loss on sales of PP&E	(315)	(5,594)	44	(5,865)
Hedging (gains) losses	86	(94)	(8)	(16)
Write down of long-lived assets and unconsolidated affiliate	—	1,483	—	1,483
Goodwill Impairment	—	—	18,580	18,580
Restructuring charges	—	—	293	293
Asset consolidation and optimization expense	1,240	2,128	93	3,461
Kinston shutdown expenses	30	—	—	30

Adjusted EBITDA	$13,883	$2,145	$(2,329)	$13,699

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Non-GAAP
Financial Measures
Non-GAAP Financial Measures
     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors.
     Adjusted EBITDA
     Adjusted EBITDA represents pre-tax income before interest expense, depreciation and amortization expense and loss or income from discontinued operations, adjusted to exclude equity in earnings and losses of unconsolidated affiliates, write down of long-lived assets and unconsolidated affiliate, non-cash compensation expense, gains and losses on sales of property, plant and equipment, hedging gains and losses, asset consolidation and optimization expense, goodwill impairment, restructuring charges and Kinston shutdown costs. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.
     We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not have an impact on our ability to service our debt. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.
     In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Unifi, Inc.
Third Qtr. Conf. Call
April 30, 2009
Non-GAAP
Financial Measures — continued
Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.